Exhibit 10.1

MASTER EXTENSION, NEW COMMITMENT AND AMENDMENT AGREEMENT

Dated as of November 18, 2017

among

AUTOZONE, INC.,

as Borrower,

THE SEVERAL LENDERS

FROM TIME TO TIME PARTY HERETO

AND

BANK OF AMERICA, N.A.,

as Administrative Agent and Swingline Lender

and

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

and

J.P. MORGAN CHASE BANK, N.A.,

as Joint Lead Arrangers

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

J.P. CHASE BANK, N.A.,

SUNTRUST ROBINSON HUMPHREY, INC.,

U.S. BANK NATIONAL ASSOCIATION,

WELLS FARGO SECURITIES, LLC

and

BARCLAYS BANK PLC,

as Joint Book Runners

and

SUNTRUST BANK,

U.S. BANK NATIONAL ASSOCIATION,

WELLS FARGO BANK, NATIONAL ASSOCIATION

and

BARCLAYS BANK PLC,

as Documentation Agents

MASTER EXTENSION, NEW COMMITMENT AND AMENDMENT AGREEMENT

Reference is made to the Third Amended and Restated Credit Agreement dated as of November 18, 2016, as amended, modified, extended or restated from time to time (the “Credit Agreement”) among AutoZone, Inc., the Lenders party thereto, Bank of America, N.A., as Administrative Agent and JPMorgan Chase Bank, N.A., as Syndication Agent. Terms defined in the Credit Agreement are used in this Master Extension, New Commitment and Amendment Agreement (this “Agreement”) with the same meanings.

1. Each undersigned Lender hereby confirms its Revolving Commitment, effective as of the Effective Date set forth below, to make Loans under the Credit Agreement up to the principal amount of such Revolving Commitment as set forth on Schedule 2.1(a) attached hereto and, if applicable, agrees that its existing Revolving Commitment is hereby replaced. In order to effect the modified Revolving Commitments of the Lenders as of the Effective Date, assignments of Revolving Commitments shall be deemed to be made among the applicable Lenders in such amounts as may be necessary, and with the same force and effect as if such assignments of Revolving Commitments were evidenced by Assignment and Assumptions (but without the payment of any related assignment fee), and no other notices, consents, or documents shall be required in connection with such assignments (all of which, to the extent otherwise required are hereby waived). If the undersigned Lender is not already a Lender under the Credit Agreement, such Lender hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Lender will, as of the Effective Date, be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement and, to the extent of its Revolving Commitment, have the rights and obligations of a Lender thereunder. The parties hereto acknowledge and agree that this Agreement constitutes (x) a New Commitment Agreement substantially in the form of Schedule 3.4(b) to the Credit Agreement and (y) an Assignment and Assumption substantially in the form of Schedule 10.3(a) to the Credit Agreement. For the avoidance of doubt, with respect to any Lender whose Revolving Commitment as of the Effective Date is zero, such Lender shall, as of the Effective Date, be released from its obligations under the Credit Agreement (and cease to be a party thereto), except for those obligations of Lenders in respect of expense reimbursement and indemnification which by their express terms survive termination of the Commitments, but shall continue to be entitled to the benefits of Sections 3.9, 3.10 and 3.11 of the Credit Agreement with respect to facts and circumstances occurring prior to the Effective Date.

2. Furthermore, each undersigned Lender (together constituting Required Lenders under the Credit Agreement), the Borrower and the Administrative Agent agree that (a) the $400,000,000 increase option pursuant to Section 3.4(b) of the Credit Agreement is hereby “refreshed” as of the Effective Date, (b) to that end, the references to “$400,000,000” and “$2,000,000,000” set forth in Section 3.4(b)(i) of the Credit Agreement are hereby amended to read “$800,000,000 (inclusive of the $400,000,000 increase to the Revolving Committed Amount effective as of November 18, 2017)” and “$2,400,000,000,” respectively, (c) in Section 3.4(d) of the Credit Agreement, the words “up to two (2) written requests” are hereby replaced with the following “make one written request” and (d) in Section 3.4(d) of the Credit Agreement, the words “(x) in the case of the first such request, no earlier than 60 days prior to the first anniversary of the Closing Date, but no later than 45 days prior to the first anniversary of the Closing Date and (y) in the case of the second such request,” are hereby deleted.

3. Each undersigned Lender hereby agrees that (a) pursuant to Section 3.4(d) of the Credit Agreement and effective as of the Effective Date, the Termination Date relating to its Commitment is extended by one (1) year to November 18, 2022 and (b) the definition of “Termination Date” in Section 1.1 of the Credit Agreement is amended to replace the reference to “November 18, 2021” with a reference to “November 18, 2022.”

4. The parties hereto agree that, effective as of the Effective Date, Schedule 2.1(a) to the Credit Agreement is restated in its entirety to read as set forth on Schedule 2.1(a) attached hereto. The Borrower hereby ratifies and reaffirms the Credit Agreement, as amended hereby, and the other Credit Documents and acknowledges and reaffirms that, after giving effect to the increase in the Revolving Commitments pursuant to this Agreement and the other amendments contained herein, it is bound by all terms of this Credit Agreement and the other Credit Documents.

5. The Borrower agrees to pay on the Effective Date all fees and expenses relating to this Agreement which are due and payable on such date, including all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent).

6. Subject to (a) receipt by the Administrative Agent of (i) executed signature pages to this Agreement from the Borrower, each Lender party hereto (which, for the avoidance of doubt, must constitute Required Lenders) and the Administrative Agent and (ii) the items required to be delivered by the Borrower pursuant to clauses (A), (C) and (D) of Section 3.4(b)(ii) of the Credit Agreement (to the extent applicable), and (b) payment by the Borrower of the fees set forth in Section 5 above, the Effective Date of the extensions and new Revolving Commitments pursuant to this Agreement shall be November 18, 2017 (the “Effective Date”).

7. Nothing contained in this Agreement shall be deemed to constitute a waiver of any rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Documents or under applicable law.

8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

9. This Agreement shall constitute a Credit Document.

10. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page by telecopy, “pdf” or other electronic imaging means shall be effective as delivery of a manually executed counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

BORROWER:	AUTOZONE, INC.

	By:	/s/ William T. Giles
	Name:	William T. Giles
	Title:	Executive Vice President and Chief Financial Officer

	By:	/s/ Brian L. Campbell
	Name:	Brian L. Campbell
	Title:	Vice President and Treasurer

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Don B. Pinzon
	Name:	Don B. Pinzon
	Title:	Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Aron Frey
	Name:	Aron Frey
	Title:	Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Tony Yung
Name:	Tony Yung
Title:	Executive Director

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Director

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

SUNTRUST BANK, as a Lender

By:	/s/ David Ernst
Name:	David Ernst
Title:	Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Conan Schleicher
Name:	Conan Schleicher
Title:	Senior Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Irena Stavreska
Name:	Irena Stavreska
Title:	Director

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

BANK OF THE WEST, as a Lender

By:	/s/ Brad Conley
Name:	Brad Conley
Title:	Director

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Sean Miller
Name:	Sean Miller
Title:	Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeremy Mipro
Name:	Jeremy Mipro
Title:	Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

CITIBANK, N.A., as a Lender

By:	/s/ Anita Philip
Name:	Anita Philip
Title:	Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

By:	/s/ Gary Herzog
Name:	Gary Herzog
Title:	Managing Director

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

FIFTH THIRD BANK, as a Lender

By:	/s/ Mary Ramsey
Name:	Mary Ramsey
Title:	Senior Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	Senior Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

MIZUHO BANK, LTD., as a Lender

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Authorized Signatory

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Creighton Reiss
Name:	Creighton Reiss
Title:	Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

REGIONS BANK, as a Lender

By:	/s/ Jon-Paul Hickey
Name:	Jon-Paul Hickey
Title:	Director

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

SANTANDER BANK, N.A., as a Lender

By:	/s/ Andres Barbosa
Name:	Andres Barbosa
Title:	Executive Director

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

TD BANK, N.A., as a Lender

By:	/s/ Bernadette Collins
Name:	Bernadette Collins
Title:	Senior Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Katie Cunningham
Name:	Katie Cunningham
Title:	Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

COMERICA BANK, as a Lender

By:	/s/ Robert Wilson
Name:	Robert Wilson
Title:	Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

COMPASS BANK, as a Lender

By:	/s/ Khoa Duong
Name:	Khoa Duong
Title:	Senior Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

HSBC BANK USA, NA. as a Lender

By:	/s/ Jaime Eng Mariano
Name:	Jaime Eng Mariano
Title:	Senior Vice President #21440

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Joshua D. Elsea
Name:	Joshua D. Elsea
Title:	Senior Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ John C. Canty
Name:	John C. Canty
Title:	Senior Vice President

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

BANCO SANTANDER S.A., as a Lender

By:	/s/ Isabel Pastor
Name:	Isabel Pastor
Title:	VP

By:	/s/ Paloma Garcia
Name:	Paloma Garcia
Title:	VP

AUTOZONE, INC. MASTER EXTENSION AND NEW COMMITMENT AGREEMENT (2017)

Schedule 2.1(a)

LENDERS

Lender	Commitment Percentage	Revolving Commitment
Bank of America, N.A.	8.312500000%	$166,250,000.00
JPMorgan Chase Bank, N.A.	8.312500000%	$166,250,000.00
Barclays Bank PLC	8.000000000%	$160,000,000.00
SunTrust Bank	8.000000000%	$160,000,000.00
U.S. Bank National Association	8.000000000%	$160,000,000.00
Wells Fargo Bank, National Association	8.000000000%	$160,000,000.00
Bank of the West	3.000000000%	$60,000,000.00
Branch Banking and Trust Company	3.000000000%	$60,000,000.00
Capital One, National Association	3.000000000%	$60,000,000.00
Citibank, N.A.	3.000000000%	$60,000,000.00
Credit Agricole Corporate and Investment Bank	3.000000000%	$60,000,000.00
Deutsche Bank AG New York Branch	3.000000000%	$60,000,000.00
Fifth Third Bank	3.000000000%	$60,000,000.00
KeyBank National Association	3.000000000%	$60,000,000.00
Mizuho Bank, Ltd.	3.000000000%	$60,000,000.00
PNC Bank, National Association	3.000000000%	$60,000,000.00
Regions Bank	3.000000000%	$60,000,000.00
Santander Bank, N.A.	3.000000000%	$60,000,000.00
TD Bank, N.A.	3.000000000%	$60,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	3.000000000%	$60,000,000.00
Comerica Bank	1.562500000%	$31,250,000.00
Compass Bank	1.562500000%	$31,250,000.00
HSBC Bank USA, NA	1.562500000%	$31,250,000.00
Sumitomo Mitsui Banking Corporation	1.562500000%	$31,250,000.00
The Huntington National Bank	1.562500000%	$31,250,000.00
The Northern Trust Company	1.562500000%	$31,250,000.00
Banco Santander, S.A.	0.000000000%	$0.00
Total:	100.000000000%	$2,000,000,000.00